SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [  ] Confidential, for Use of the
Only (as permitted by Rule 14a-6(e)(2))            Commission

[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         NETNATION COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

    N/A
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(2) Aggregate number of securities to which transaction applies:

    N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    N/A
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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

    N/A
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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                     NETNATION COMMUNICATIONS, INC.
              1410 - 555 WEST HASTINGS STREET, VANCOUVER,
                   BRITISH COLUMBIA, CANADA, V6B 4N6

May 8, 2000

Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of NetNation Communications, Inc. to be held at 1:30 p.m. Pacific Daylight Time on Thursday, June 8, 2000, at the Delta Vancouver Suites, 550 West Hastings, Vancouver, British Columbia, Canada, V6B 1L6.

At the Annual Meeting, the stockholders will be asked:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.   To consider and approve the Company's 2000 Stock Option Plan;

3. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2000; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The accompanying Notice of 2000 Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

The Board of Directors recommends that stockholders vote in favor of (i) the election of the nominated Directors; (ii) the approval of the Company's 2000 Stock Option Plan; and (iii) the appointment of KPMG LLP, Chartered Accountants, as the independent auditor for the Company for the year ending December 31, 2000.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given. You may attend the Annual Meeting and vote in person even if you have previously voted.

Sincerely,

/s/ Ashley James Sinclair
Ashley James Sinclair
Chief Executive Officer

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 1:30 P.M. ON JUNE 8, 2000

The 2000 Annual Meeting of Stockholders of NetNation Communications, Inc. (the "Company") will be held at 1:30 p.m. Pacific Daylight Time on Thursday, June 8, 2000, at the Delta Vancouver Suites, 550 West Hastings, V6B 1L6 in Vancouver, British Columbia, Canada, for the following purposes:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.   To consider and approve the Company's 2000 Stock Option Plan;

3. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2000;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 20, 2000 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

                       NETNATION COMMUNICATIONS, INC.

                               PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 8, 2000

GENERAL

The enclosed proxy is solicited by the Board of Directors of NetNation Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 1:30 p.m. Pacific Daylight Time on Thursday, June 8, 2000, at the Delta Vancouver Suites, 550 West Hastings, V6B 1L6 in Vancouver, British Columbia, Canada, and at any adjournment or postponement thereof.

The Company's principal offices are located at Suite 1410 - 555 West Hastings Street, Vancouver, BC, Canada, V6B 4N6. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of the Company on or about May 18, 2000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at the close of business on April 20, 2000 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 15,407,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The nominees for election to the Board of Directors shall be elected by a plurality of the votes of Common Stock present or represented and entitled to vote. The approval of the Company's 2000 Stock Option Plan and the ratification of KPMG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2000, will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors. Moreover, a broker nonvote will not have any effect on the outcome for the approval of the Company's 2000 Stock Option Plan.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, "FOR" the approval of the Company's 2000 Stock Option Plan and "FOR" the appointment of KPMG LLP, Chartered Accountants, as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Signature Stock

Transfer Inc., a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                      PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has proposed that the following five nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual General Meeting of Stockholders and until his or her successor shall have been elected and qualified: David Talmor, Joseph Kibur, Ashley James Sinclair, Ernest Cheung and Anil Wirasekara. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.


NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

David Talmor is Chairman of the Board, President and Secretary of NetNation Communications, Inc., Delaware, U.S.A. Mr. Talmor vacated the position of Chief Executive Officer in January 2000 to allow for orderly succession within NetNation. Previously, he was appointed Chairman of the Board, President, Chief Executive Officer and Secretary of NetNation Communications, Inc., Delaware, U.S.A., in April 1999. Since March 1997, Mr. Talmor served as Director, Chief Executive Officer and President of the Canadian subsidiary of NetNation Communications, Inc. Mr. Talmor has over 15 years of business experience, both in Financial/Business roles (more recently), and in Electronics Engineering roles (Israeli Air Force, Eldat and Moldat). From 1996 to 1997, he was President of Minerva Ventures Management, Richmond, British Columbia, Canada, investigating suitable technological companies as investment and acquisition candidates. From 1994 to 1995, he was Business Development Manager of MacDonald Dettwiler & Associates Ltd., Richmond, British Columbia, Canada, (www.mda.ca), a Canadian company in the field of satellites' ground stations. Mr. Talmor qualified as a Certified Public Accountant (CPA) in Israel with Kesselman & Kesselman, Chartered Accountants, the country's largest accounting firm and associated with Coopers & Lybrand. Mr. Talmor received a BA in Economics and Accounting, a B.Sc. in Statistics and an MBA, all from Tel-Aviv University in 1985, 1985 and 1988 respectively. In addition, Mr. Talmor received an Electronics Diploma from both "The Technological Institute of Tel-Aviv" in 1976 and from "The Israeli Air-Force", IDF in 1978.

Joseph Kibur was appointed a Director and Chief Operating Officer of NetNation Communications, Inc., Delaware, U.S.A., in April 1999. Since March 1997 he served as Director, Chief Operating Officer and Secretary of the Canadian Subsidiary of NetNation Communications, Inc. From 1995 to 1997 Mr. Kibur operated his own Internet consulting business (Superhighway Consulting, Vancouver, British Columbia, Canada) until he co-founded the Canadian Subsidiary of NetNation Communications, Inc. with Mr. David Talmor. Prior, Mr. Kibur attended Simon Fraser University, Burnaby, British Columbia, Canada, and in 1996 obtained his Bachelor of Science (B.Sc.) degree in Management and Systems Science (Computer Science, Business and Mathematics).

Ashley James Sinclair was appointed Chief Executive Officer of NetNation Communications, Inc., Delaware, U.S.A., in January 2000 and a Director in October 1999. Previously he had served as Chief Financial Officer and Treasurer of NetNation Communications, Inc since June 1999. Prior to joining NetNation Communications, Inc., Mr. Sinclair served as Chief Financial Officer and Director of Telepost Communications Inc. a post production company in Vancouver, Canada for part of 1999. From 1994 to 1998, Mr. Sinclair was employed by Kolter Corporation, Toronto, Canada, one of Canada's oldest private property management and real estate companies, and also by Kolter Corporation's subsidiaries as Vice President Finance of Brant Securities Limited, Toronto, Canada and Director

Trade Finance and Acting Managing Director of Euro Canadian Bank & Trust Company Ltd., Nassau, Bahamas. Mr. Sinclair received his B.Math. from the University of Waterloo and an MBA from the University of Manitoba. His professional designations include a CA (Chartered Accountant) and CMA (Certified Management Accountant).

Ernest Cheung has served as Director of NetNation Communications, Inc., Delaware, since February 1999. Since 1996 he has been a Director of BIT Integration Technology, Inc. (ASE). From 1994 to 1996 he was Vice President of Finance and Director of BIT Integration Technology, Inc. of Toronto, Canada. From 1992 to 1995 he served as a Director of Tele Pacific International Communications Corp. (VSE). He has also served as a Director for Richco Investors, Inc. (CDN) since 1995. From 1993 to 1994 he was Vice Chairman, Tele Pacific International Communications Corp. of Vancouver, B.C., Canada. Mr. Cheung received an MBA in Finance and Marketing from Queen's University, in Kingston, Ontario in 1975, and obtained a Bachelors Degree in Math in 1973 from University of Waterloo, Ontario.

Anil Wirasekara has served as Director of NetNation Communications, Inc., Delaware, since October 1999. In 1992, Mr. Wirasekara joined MacDonald Dettwiler and Associates Ltd., one of Canada's largest space technology and information systems companies and a world leader in satellite mapping and spatial information services, as the Manager of Operations Accounting and Information, and in 1995 was appointed Chief Financial Officer. From 1988 to 1991, he was Controller and Secretary of Rainex Limited, a Vancouver company involved in project developments, technology transfers and international trade. Mr. Wirsasekara holds the designations of a Chartered Accountant and Certified Management Accountant. Mr. Wirasekara is also a member of the Chartered Institute of Management Accountants of the U.K., the Chartered Institute of Marketing and Management of the U.K. and the Institute of Chartered Accountants of Sri Lanka.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 20, 2000 by

(i) each person or entity known by the Company to beneficially own more than 5% of the Common Stock;
(ii)  each Director of the Company;
(iii) each of the named Executive Officers of the Company; and
(iv)  all Directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

--------------------------------------------------------------------------------
Title of    Name and                    Amount of                 Percent of
Class       Address                     Beneficial                Class (4)
                                        Ownership
--------------------------------------------------------------------------------
Common   David Talmor(3)                4,500,000(1)               29.21%
         Chairman, President, and
         Director
--------------------------------------------------------------------------------
Common   Shelley Talmor(2)              2,250,000                  14.60%
--------------------------------------------------------------------------------
Common   Joseph Kibur(3)                4,500,000                  29.21%
         Chief Operating Officer
         and Director
--------------------------------------------------------------------------------
Common   Ernest Cheung                          0                  0%
         Director
         830-789 West Pender Street,
         Vancouver, British Columbia,
         V6C 1H2
--------------------------------------------------------------------------------
Common   Ashley James Sinclair(3)           36,000                 0.23%
         CEO and Director
--------------------------------------------------------------------------------
Common   Anil Wirasekara                         0                 0%
         Director
         13800 Commerce Parkway,
         Richmond, British Columbia,
         V6V 2J3
--------------------------------------------------------------------------------
Common   All Executive Officers and
         Directors as a Group            9,108,000                 59.12%
--------------------------------------------------------------------------------

(1) 2,250,000 of the common shares attributed to David Talmor are registered in the name of Shelley Talmor, wife.

(2) These shares have been excluded from the calculation of the Amount of Beneficial Ownership of all Executive Officers and Directors as a Group.

(3) The business address for the individuals indicated above is : 1410 - 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N6.

(4) Based on a total issued and outstanding share capital as at April 20, 2000 of 15,407,000 common shares.


                       DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of the Company as of the Record Date:

--------------------------------------------------------------------------------
Name                     Age                      Position(s)
--------------------------------------------------------------------------------
David Talmor             42                    Chairman, President and Director
--------------------------------------------------------------------------------
Joseph Kibur             27                    COO and Director
--------------------------------------------------------------------------------
Ashley James Sinclair    51                    CEO and Director
--------------------------------------------------------------------------------
Ernest Cheung            49                    Director
--------------------------------------------------------------------------------
Anil Wirasekara          43                    Director
--------------------------------------------------------------------------------
Glen Ibbott              37                    CFO
--------------------------------------------------------------------------------
Jag Gill                 30                    General Counsel and Secretary
--------------------------------------------------------------------------------

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company. The biographies for the above individuals (except for Mr. Glen Ibbott and Mr. Jag Gill which are presented below) are included above in proposal 1, Election of Directors.

Glen Ibbott was appointed Chief Financial Officer of NetNation Communications, Inc. in January 2000. In 1999, Mr. Ibbott was Senior Manager-Internet & High Technology at KPMG, a world-leading accounting and consulting firm. Mr. Ibbott had responsibility for financial audits, start-up business incubation, project management and new business development in the Internet and e-commerce group of KPMG's Vancouver, Canada practice. During 1997-98, Mr. Ibbott was Manager of Financial Analysis and Reporting for Cymbolic Sciences Inc. a privately held U.S. company which develops and manufactures high resolution digital imaging systems. In 1996-97, Mr. Ibbott was Senior Financial Analyst for Pacific Forest Products Ltd., a $400 million publicly-traded logging and sawmilling company with 1,100 employees. During 1992-96, Mr. Ibbott was employed by KPMG and progressed within the firm to the position of Audit Manager. Mr. Ibbott is professionally qualified as a Certified Public Accountant (CPA) in the US and as a Chartered Accountant (CA) in Canada. He graduated with a Bachelor of Business Administration from Simon Fraser University in Canada.

Jag Gill was appointed General Counsel of NetNation Communications, Inc. in July 1999. During May 1997 to July 1999, Mr. Gill commenced his articling with Baker Newby, Abbotsford and became Associate Solicitor prior to joining NetNation. Mr. Gill attended Osgoode Hall Law School, York University, Toronto Ontario and graduated with a Bachelor of Laws in 1997. He received his Bachelor of Arts in Economics in 1993 from the University of Victoria in Canada.

             RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of the Company.

                  BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 1999, there were no meetings of the Board of Directors. However, all matters which required approval were consented to in writing by all Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. The members of the Audit Committee are Mr. Cheung, Mr. Talmor and Mr. Wirasekara. The Audit Committee was established by the directors of the Company on October 5, 1999 and accordingly did not met during 1999.

Compensation Committee. The Compensation Committee reviews and approves the compensation of the Company's officers, reviews and administers the Company's stock option plans for officers and employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Mr. Wiresekara and Mr. Cheung. The Compensation Committee was established on March 15, 2000 and therefore did not meet during 1999. Decisions about compensation levels for the CEO and executive officers for 1999 were made by the Board of Directors.

                              DIRECTORS COMPENSATION

Directors of the Company do not receive cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.

                              EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses all plan and non-plan compensation awarded to, earned by, or paid to the Chief Executive Officer ("CEO") or individual acting in a similar capacity, and the four most highly compensated executive officers for the year ended December 31, 1999. The table includes executive compensation paid to the principals of the Canadian Subsidiary prior to it being acquired by the Company.

--------------------------------------------------------------------------------
Name and          Annual Compensation       Long Term Compensation
--------------------------------------------------------------------------------
Principal                                   Awards        Payout
Position                                    Restricted    Securities
(a)                                         Shares        Under       LTIP
                                   Other    Or            Options/    Payouts
                Salary    Bonus    Annual   Restricted    SARs        ($)
                (USD$)     ($)    Compens-  Share         Granted     (h)
        Year      (c)      (d)      ation   Units         ($)
         ***                         (e)    ($)            (g)
         (b)                                (f)
--------------------------------------------------------------------------------
David     1999**  109,029             -         -             -         -      -
          ----------------------------------------------------------------------
Talmor,   1998*    56,395    -        -         -             -         -      -
          ----------------------------------------------------------------------
Chairman, 1997*    21,542    -        -         -             -         -      -
          ----------------------------------------------------------------------
CEO,      1996*      -       -        -         -             -         -      -
President
and
Director****
--------------------------------------------------------------------------------

* Compensation in these years precedes the acquisition of the Canadian Subsidiary by the Company, and accordingly the Principal Position and compensation columns relate to payments made by the Canadian Subsidiary and not the Company.

**   As the acquisition of the Canadian Subsidiary by the Company occurred on
April 7, 1999, the Principal Position and compensation prior to this relate to payments made by the Canadian Subsidiary and not the Company. Payments of $36,000 were made by the Canadian Subsidiary to David Talmor with the remainder of the compensation for 1999 being paid by the Company.

***   The Company's fiscal year end was changed to December 31, in order to match the fiscal year end of the Canadian Subsidiary. The information in the above table is presented as at December 31 for each of the relevant years.

****   As noted above, Mr. Talmor vacated the position of CEO subsequent to the Company's year end. Mr. Talmor continues to hold the positions of Chairman, President and Director in 2000.

Option/SAR Grants or Exercises and Long Term Incentive Plan

There were no stock option grants, Stock Appreciation Rights (SAR's) grants, option/SAR exercises or Long Term Incentive Plans (LTIP's) awarded to the named executive officers in the last three financial years.

Defined benefit of actuarial plan

The Company does not have a defined benefit or actuarial plan in place.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are currently no employment contracts in place with the directors and officers of the Company other than the standard employment agreements used for all employees. The Company intends to review its contracts with certain key individuals including the rights and obligations of the Company upon the resignation of an officer, or upon a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Mr. Wiresekara and Mr. Cheung. Neither of these individuals are executive officers or employees of the Company.

Board Compensation committee report on executive compensation

COMPENSATION POLICY

The Company's overall compensation philosophy is to provide a competitive compensation program that enables it to attract, reward, incent, and retain highly capable executives and other employees who have the skills and experience necessary to promote the short and long-term financial performance and growth of the Company. The Company's compensation program is designed to link the annual compensation received by its executives to the Company's financial performance, growth and achievement of other strategic and operational goals. Accordingly, the Company's executives receive longer-term incentives, provided principally in the form of stock and stock options, thereby aligning their interests with those of the Company's stockholders.

Our executive compensation consists of three principal components, the amounts of which are established in order to provide overall compensation that is comparable to that offered by similarly situated companies. These components include:

      -   a base salary;

      - awards of stock to provide a long-term incentive that aligns management's interests with stockholders' interest;

      - awards of stock options to provide a long-term incentive that aligns management's interests with stockholders' interest.

Compensation of Chief Executive Officer. The base salary of David Talmor, who had served as the Company's Chief Executive Officer from its formation to December, 1999, was implemented with the objective of compensating him adequately based on his individual efforts and the overall performance and success of the Company. The Company policy is to maintain control over the increase in immediate compensation costs, yet aligning the future compensation of executives with the future success of the Company. Therefore, Mr. Talmor's compensation has been below industry standards as compared to the base salary paid to similarly situated chief executive officers. However, Mr. Talmor does hold a substantial number of shares of the Company. Therefore, such holdings are consistent with the Company's policy to align the interests of all executives and employees with that of the Company so that any increase in the value of the Company is reflected in value of the stock, or stock options, held by the executives and employees, including Mr. Talmor.

Submitted by the Board of Directors and:

        David Talmor
        Joseph Kibur
        Ashley James Sinclair
        Anil Wirefekara
        Ernest Cheung

Performance Graph

The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on The NASDAQ Composite Index and The NASDAQ Telecommunications Index. These two indices have been chosen for their relevance in assessing the performance of the company against that of companies in the same or similar lines of business. The period displayed commences on October 4, 1999, being the date that the Company became a fully reporting issuer on the Over-the-Counter Bulletin Board. The graph assumes an investment of $100 on October 4, 1999, and the reinvestment of any dividends.

                             [GRAPHIC OMITED]



--------------------------------------------------------------------------------
                                10/04/1999   10/31/1999   11/30/1999  12/31/1999
--------------------------------------------------------------------------------
NetNation Communications, Inc.  $ 100.00    $  90.63     $ 100.00     $ 105.71
NASDAQ Composite Index          $ 100.00    $ 108.02     $ 121.49     $ 147.01
NASDAQ Telecom Index            $ 100.00    $ 118.69     $ 131.39     $ 158.55

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1999, its Directors, Executive Officers and greater-than-10% stockholders complied with all Section 16(a) filing requirements except for the initial Form 3 for Anil Wiresekara which was filed 4 days after the required date.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

                                    PROPOSAL 2

                   TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN

On January 3rd, 2000, the Board of Directors of the Company adopted the Company's 2000 Stock Plan ("the Stock Option Plan"). Subject to the antidilution provisions and the discretion of the Board, the maximum number of shares of the Company's Common Stock which may be issued and sold under the Stock Option Plan is 2,000,0000 shares. On January 3rd , 2000 and January
20th, 2000, the Board of Directors authorized the granting an aggregate of 612,000 shares of the Company's Common Stock at a price of $4.625 USD and 60,000 shares of the Company's Common Stock at a price of $7.6875 USD per share respectively under the Stock Option Plan. Of these amounts only the following were actually granted, 564,000 at $4.625 USD and 12,000 at $7.6875 USD due to employee departures and other reasons . The Board of Directors requires stockholder approval of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN.

The essential features of the Stock Option Plan are outlined below:

GENERAL

The Stock Option Plan provides for the grant of incentive stock options and non qualified stock options. Incentive stock options granted under the Stock Option Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the Stock Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of such awards.

PURPOSE

The Board adopted the Stock Option Plan to advance the interests of the Company and its stockholders and affiliates by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential upon whose judgment, initiative and effort, the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

ADMINISTRATION

The Board administers the Stock Option Plan. Subject to the provisions of the Stock Option Plan, the Board has the power to construe and interpret the Stock Option Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate administration of the Stock Option Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Stock Option Plan to the Compensation Committee of the Board. As used herein with respect to the Stock Option Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

Incentive stock options and nonqualified stock options may be granted to any person who is a director, officer, employee or consultant of the Company, or its subsidiaries under the Stock Option Plan.

No incentive stock option may be granted under the Stock Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Stock Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE STOCK OPTION PLAN

If awards granted under the Stock Option Plan expire or otherwise terminate without being vested and exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Stock Option Plan.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Stock Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options shall be based upon the fair market value of the stock and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m) of the Code. See "Federal Income Tax Information." As of April 20, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market System was $ 8.75 per share.

The exercise price of options granted under the Stock Option Plan must be paid either (i) in cash or by cash equivalent; or (ii) at the sole discretion of the Board , other consideration including, without limitation to, Common Stock of the Company, valued at the fair market value of such shares on the trading date immediately preceding the date of exercise, or services, or other property; or
(iii) at the sole discretion of the Board, by a combination of different forms of consideration.

OPTION EXERCISE. Unless otherwise specified by the Board, an option shall vest and become exercisable only in cumulative annual installments, each of which shall relate to one-third of the number of shares of Common Stock originally covered thereby, on the first, second and third anniversaries of the date of the grant, respectively, provided that the optionee remains a director, officer, employee or consultant of the Company or its affiliate. Shares covered by options granted in the future under the Stock Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

TERM. The maximum term of options under the Stock Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Stock Option Plan immediately terminates after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 3 months of such termination, (ii) the participant dies before the participant's service has terminated may be exercised (to the extent the option was exercisable at the time of the participant's death) within 6 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution, or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

RESTRICTIONS ON TRANSFER. Unless determined otherwise by the administrator of the Stock Option Plan, the participant may not transfer an option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an option.

FEDERAL INCOME TAX INFORMATION. The following is a general summary of the U.S. federal income tax consequences to the Company and the Participants of the grant and exercise of stock options granted under the Stock Option Plan. Such tax consequences are based upon the current provisions of the Code, all of which are subject to change, which change could be retroactive. The exercise of stock options by Canadian resident Participants will be subject to Canadian federal income tax laws.

The Stock Option Plan provides for the grant of options which are Incentive Stock Options within the meaning of Section 422 of the Code and Nonqualified Stock Options, which are options that do not qualify as Incentive Stock Options.

In general, under the Code there is no taxable income to a Participant upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Participant recognizes ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the exercise price paid for the stock pursuant to the Nonqualified Stock Option. The Company generally obtains a tax deduction equal to the amount of income recognized by the Participant at the time such income is recognized by the Participant, subject to compliance with applicable provisions of the Code. The Participant generally acquires a tax basis in the stock acquired pursuant to the exercise of the Nonqualified Stock Option equal to the fair market value of the stock on the date of exercise. Upon the subsequent disposition of the stock, the Participant would recognize capital gain or loss, assuming the stock was a capital asset in the Participant's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for less than 12 months, the capital gain, if any, recognized by the Participant on a disposition would be eligible for the maximum federal income tax rate of 39.6 percent, if the stock was held for more than 12 months, the capital gain, if any, recognized by the participant on a disposition would be eligible for the maximum income tax rate of 20 percent.

In general, under the Code there is also no taxable income to a Participant upon the grant of an Incentive Stock Option. Upon exercise of an Incentive Stock Option, the Participant will not recognize any income at that time (although the difference between the option price and the fair market value of shares may be subject to the alternative minimum tax) and the Company will not be entitled to any tax deduction. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the Participant has held the shares of common stock. If the Participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the Participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the Participant fails to satisfy either of the foregoing holding periods, the Participant must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the Participant.

                                    PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

KPMG LLP, Chartered Accountants, served as the Company's independent auditors in 1999, and has been appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending December 31, 2000.

Although the appointment of KPMG LLP, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2000. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending December 31, 2000.

A representative from KPMG LLP, Chartered Accountants, is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                           PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the next Annual Meeting of Stockholders (to be held in 2001) must be received by the Secretary of the Company by December 5, 2000 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, the Company's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of the Company regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of the Company not more than 90, but not less than 60, days prior to the date of the annual meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2001 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 9, 2001 and no later than March 11, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                        ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, NETNATION COMMUNICATIONS, INC. SUITE 1410 - 555 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6B 4N6 OR BY CALLING (604) 688-8946.

                              APPENDIX "A"

                       NETNATION COMMUNICATIONS, INC.
                         2000 STOCK OPTION PLAN

                                ARTICLE I

                                 PURPOSE

This NetNation Communications, Inc. 2000 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential upon whose judgment, initiative and effort, the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

                                ARTICLE II

                               DEFINITIONS

   (a) "Board" means the Board of Directors of the Company.

   (b) "Code" means the Internal Revenue Code of 1986, as amended.

   (c) "Common Stock" means the Company's Common Stock, par value $0.0001 per share.

   (d) "Committee" means the Compensation Committee of the Board or any other committee of the Board appointed by the Board to administer the Plan from time to time. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan.

   (e) "Company" means NetNation Communications, Inc., a Delaware corporation.

   (f) "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

   (g) "Eligible Person" means any person who is a director, officer, employee or consultant of the Company or any Subsidiary.

   (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (i) "Fair Market Value" of the Common Stock shall be based upon the closing price of the sale of the Common Stock, on the securities exchange on which the Common Stock is listed. If the Common Stock is listed on more than one securities exchange, then the Fair Market Value of the Common Stock shall be based upon the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock is listed. If at any time the Common Stock is not listed on any securities exchange, Fair Market Value will be determined in good faith by the Committee in whatever manner it considers appropriate. Fair Market Value will be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

   (j) "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

   (k) "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

   (l) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

   (m) "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

   (n) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with
       Section 6.2 hereof.

   (o) "Plan" means this NetNation Communications, Inc. 2000 Stock Option Plan.

   (p) "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

   (q) "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code.

   (r) "Ten-Percent Owner" means an Optionee who, at the time an Incentive
       Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, its parent, if any, or any Subsidiary, within the meaning of Sections 422
       (b)(6) and 424(d) of the Code.


                                  ARTICLE III

                                  ELIGIBILITY

All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.


                                  ARTICLE IV

                                ADMINISTRATION

      4.1 Committee Members. The Plan shall be administered by either the Board or a Committee comprised of no fewer than two (2) persons selected by the Board.
                                          ---
Solely to the extent deemed necessary or advisable by the Board, each Committee member shall meet the definition of a "non-employee director" for purposes of
                     -                 ---------------------
such Rule 16b-3 under the Exchange Act and of an "outside director" under
                                                  ----------------
Section 162(m) of the Code. References to the Committee contained herein, apply equally to the Board whenever applicable.

      4.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each Option, the Option Price of the shares subject to each Option and the time or times when each Option shall become exercisable and the duration of the exercise period. Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.

                                ARTICLE V

                     SHARES OF STOCK SUBJECT TO PLAN

      5.1 Number of Shares. Subject to adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 2,000,000 shares. Subject to applicable laws and listing regulations, the Board reserves the authority to increase the number of shares of Common Stock issuable under this Plan. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to Section 6.6 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

      5.2 Antidilution. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, cash, other shares of stock, or any other consideration, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may:

   (i) change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate; or,
  (ii) provide for an appropriate and proportionate cash settlement or distribution.


                                  ARTICLE VI

                                   OPTIONS

      6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option, provided that Incentive Stock Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary for purposes of Section 422 of the Code. The Company and the Optionee shall execute the Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions. Notwithstanding the foregoing, the Committee at its sole discretion shall have the right to cancel a grant of Options pursuant to Section 6.6 hereof.

      6.2 Option Price. The Option Price shall be determined by the Committee and shall be based upon the Fair Market Value of a share of Common Stock.

      6.3 Vesting; Term of Option. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, an Option shall vest and become exercisable only in cumulative annual installments, each of which shall relate to one-third of the number of shares of Common Stock originally covered thereby (as may be adjusted in accordance with Section 5.2 hereof), on the first, second and third anniversaries of the Date of Grant, respectively, provided that the Optionee remains an Eligible Person on each such anniversary. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any Option at any time, and an Option may become vested and exercisable in accordance with the provisions of Articles VIII and IX hereof. Subject to Article VIII hereof, the period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in the Stock Option Agreement for an Optionee.

      6.4 Option Exercise; Withholding. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made,

     (i) in cash or by cash equivalent; or,
    (ii) at the sole discretion of the Committee, other consideration including, without limitation to, Common Stock of the Company, valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise, or services, or other property; or,
   (iii) at the sole discretion of the Committee, by a combination of different forms of consideration.

In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash or, at the sole discretion of the Committee, in other forms of consideration, the full amount of all federal, state and provincial withholding and other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

      6.5 Limited Transferability of Option. All Options shall be non-transferable except, upon the Optionee's death, by the Optionee's will or the laws of descent and distribution. In this event, the deceased Optionee will be able to transfer only those Options which have already vested pursuant to
Section 6.3 hereof. Furthermore, in this event, the transferee of the Options, must assume all the rights and obligations of the Optionee upon transfer. No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.

      6.6 Cancellation, Substitution and Amendment of Options. The Committee shall have the ultimate authority to effect, at any time, and from time to time, without the consent of the affected Optionees,

     (i) the cancellation of any or all outstanding Options (the "Cancelled Options"); or,
    (ii) the re-grant of all, or part of, the Cancelled Options as new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as, or different than, the Option Price of the Cancelled Options; or,
   (iii) the amendment of the terms of any and all outstanding Options.

The Committee shall retain the authority contained in this Section because the Options are a gift and not a substitute for remuneration, accordingly, the Company at its sole discretion, may not be recording the Options as an expense.


                                 ARTICLE VII

                          ADDITIONAL RULES FOR ISOS

      7.1 Ten-Percent Owners. Notwithstanding any other provisions of this Plan to the contrary, in the case of an Incentive Stock Option granted to a Ten-Percent Owner,

     (i) the period during which any such Incentive Stock Option may be exercised shall not be greater than five years from the Date of Grant; and

    (ii) the Option Price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant.

      7.2 Annual Limits. No Incentive Stock Option shall be granted to an Optionee, as a result of which the aggregate fair market value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time in any calendar year under the Plan, and any other stock option plans of the Company, any Subsidiary or any parent corporation, would exceed $100,000 determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

      7.3 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or within one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, within ten (10) days after such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

      7.4 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code.


                                ARTICLE VIII

                           TERMINATION OF SERVICE

      8.1 Death. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending six months after the date of the Optionee's death (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and which have not been previously exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of death immediately vested and exercisable.

      8.2 Disability. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending three (3) months after the date of his disability (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised.

      8.3 Termination. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason, the Optionee's right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. For the purpose of determining whether an anniversary date has been reached pursuant to Section 6.3, the date of notice of termination of employment shall be determinative and not the last date of actual employment.
---

                                ARTICLE IX

                            CHANGE IN CONTROL

      9.1 Change in Control. Upon a "change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall upon approval of the Board become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement under Section 6.3 hereof.

      9.2 Definition. For purposes of Section 9.1 hereof, a "change in control" of the Company shall mean:

     (i) an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

    (ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (i), (iii) or
         (iv) of this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

   (iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or
         (B) other securities (of either the Company or another company) or cash or other property;

    (iv) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or,

     (v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

                                 ARTICLE X

                             STOCK CERTIFICATES

     10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

     10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

    (ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

   (iii) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

    (iv) satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

     (v) if required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (a) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and
         (b) such other representations and warranties as are deemed necessary by counsel to the Company.

     10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.


                                 ARTICLE XI

                 EFFECTIVE DATE, TERMINATION AND AMENDMENT

     11.1 Effective Date. The Plan shall become effective upon its adoption by the Board and its approval by the stockholders of the Company.

     11.2 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

     11.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Sections 422 or 162(m) of the Code or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.


                              ARTICLE XII

                             MISCELLANEOUS

     12.1 Employment or other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary.

     12.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

     12.3 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

     12.4 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

     12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

     12.6 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be, severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     12.7 Governing Law. The validity and construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Delaware.

                        NETNATION COMMUNICATIONS, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of NetNation Communications, Inc., a Delaware corporation (the "Company"), hereby appoints David Talmor, Joseph Kibur and Ashley Sinclair, or any one of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:30 p.m. Pacific Daylight Time on June 8, 2000, at the Delta Vancouver Suites, 550 West Hastings, V6B 1L6, Vancouver, British Columbia, Canada, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED:

           "FOR" THE ELECTION OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT,

           "FOR" THE APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN;

           "FOR" THE RATIFICATION TO APPOINT KPMG LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT AUDITOR FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000,

           AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.

The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
--------------------------------------------------------------------------------

                                - FOLD AND DETACH HERE -


                                YOUR VOTE IS IMPORTANT!


           YOU CAN VOTE BY PROMPTLY RETURNING YOUR COMPLETED PROXY CARD IN THE
                                    ENCLOSED ENVELOPE:


Please mark your votes as
indicated in this example

   [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

Item 1 - Election of five directors, each to hold office until his or her successor shall have been elected and qualified.

NOMINEES:              David Talmor
                       Joseph Kibur
                       Ashley James Sinclair
                       Ernest Cheung
                       Anil Wiresekara

            FOR                                        WITHHOLD
        the nominees                                   AUTHORITY
listed (except as indicated below)               to vote for all nominees
            [  ]                                           [  ]

Item 2 - Approval of the Company's 2000 Stock Option Plan.

            FOR              AGAINST                  ABSTAIN
            [  ]              [  ]                      [  ]

Item 3 - Approval of the appointment of KPMG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2000.

            FOR              AGAINST                  ABSTAIN
            [  ]              [  ]                      [  ]

All of the proposals set forth above are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTION: To withhold authority to vote for any nominees write that nominee's name in this space immediately below.

Signature(s):
             -----------------------------------------------
Date:
     -----------------------------------

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

--------------------------------------------------------------------------------

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
THANK YOU FOR VOTING.